UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Kohl’s Corporation
(Name of Registrant as Specified in Its Charter)

MACELLUM BADGER FUND, LP

MACELLUM BADGER FUND II, LP

MACELLUM ADVISORS, LP

MACELLUM ADVISORS GP, LLC

JONATHAN DUSKIN

LEGION PARTNERS HOLDINGS, LLC

LEGION PARTNERS, L.P. I

LEGION PARTNERS, L.P. II

LEGION PARTNERS SPECIAL OPPORTUNITIES, L.P. XV

LEGION PARTNERS, LLC

LEGION PARTNERS ASSET MANAGEMENT, LLC

CHRISTOPHER S. KIPER

RAYMOND T. WHITE

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA CATALYST, LP

ANCORA MERLIN, LP

ANCORA MERLIN INSTITUTIONAL, LP

ANCORA CATALYST SPV I LP SERIES M

ANCORA CATALYST SPV I LP SERIES N

ANCORA CATALYST SPV I LP SERIES O

ANCORA CATALYST SPV I LP SERIES P

ANCORA CATALYST SPV I SPC LTD SEGREGATED PORTFOLIO G

ANCORA ADVISORS, LLC

ANCORA HOLDINGS, INC.

ANCORA FAMILY WEALTH ADVISORS, LLC

THE ANCORA GROUP INC.

INVERNESS HOLDINGS, LLC

ANCORA ALTERNATIVES, LLC

FREDERICK DISANTO

4010 PARTNERS, LP

4010 CAPITAL, LLC

4010 GENERAL PARTNER, LLC

STEVEN E. LITT

MARGARET L. JENKINS

JEFFREY A. KANTOR

THOMAS A. KINGSBURY

CYNTHIA S. MURRAY

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Macellum Badger Fund, LLC, a Delaware limited partnership (“Macellum Badger”), Legion Partners Holdings, LLC, a Delaware limited liability company (“Legion Partners Holdings”), Ancora Holdings, Inc., an Ohio corporation (“Ancora Holdings”) and 4010 Capital, LLC, a Delaware limited liability company (“4010 Capital”), together with the other participants named herein (collectively, the “Investor Group”), have filed a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2021 annual meeting of shareholders of Kohl’s Corporation, a Wisconsin corporation (the “Company”).

Item 1: On March 11, 2021, the Investor Group issued following press release to shareholders:

INVESTOR GROUP FILES REVISED PRELIMINARY PROXY STATEMENT FOR DIRECTOR NOMINATIONS AT KOHL’S

Targets Five Long Serving Incumbents in Order to Focus on Securing Best Board Possible

Believes Board Refreshment Is Essential to Driving Increased Value Creation for All Kohl’s Shareholders

NEW YORK – March 11, 2021 – Macellum Advisors GP, LLC (together with its affiliates, “Macellum”), Ancora Holdings, Inc. (together with its affiliates, “Ancora”), Legion Partners Asset Management, LLC (together with its affiliates, “Legion Partners”), and 4010 Capital, LLC (together with its affiliates, “4010 Capital” and, together with Macellum, Ancora and Legion Partners, the “Investor Group”) today announced that it has filed its revised preliminary proxy statement for its slate of nominees for the Board of Directors (the “Board”) of Kohl’s Corporation (NYSE: KSS) (“Kohl’s” or the “Company”). The Investor Group is deemed to beneficially own, in the aggregate, 14,950,605 shares of the Company’s common stock, including 3,481,600 shares underlying call options currently exercisable, constituting approximately 9.5% of the Company’s outstanding common stock.

The proxy statement can be found here: https://www.sec.gov/Archives/edgar/data/0000885639/000119380521000349/0001193805-21-000349-index.htm

The Investor Group issued the following statement:

“Today we have identified the five incumbent directors who we believe are the least qualified to continue serving on the Board: Steven A. Burd, Jonas Prising, John E. Schlifske, Frank V. Sica and Stephanie A. Streeter. Since we initially nominated candidates in January, our goal has always been to assemble the best Board possible to help Kohl’s reach its full potential. To that end, we originally nominated nine highly qualified individuals in hopes of working constructively with the Board to choose from a large pool of candidates to construct a well-balanced Board with the attributes and skillsets to create shareholder value.

Rather than engaging in meaningful discussions, however, Kohl’s has tried to distract shareholders into believing our campaign is about “seizing control” of the Company or the Board. To be clear – our campaign is to construct the strongest possible Board with directors who possess relevant retail, capital allocation, strategy and corporate governance expertise – and who will also serve as strong advocates for shareholders.

In the absence of meaningful progress towards a resolution in advance of a proxy campaign commencing, we have filed revised preliminary proxy materials announcing our slate of five highly qualified directors to run in opposition to five of the Company’s long tenured directors who we believe do not have the relevant retail and governance skills to create shareholder value. Collectively, we believe these five individuals should be held accountable for overseeing a decade of stagnant growth and poor shareholder returns. We are also concerned with the results of our background checks into certain of these individuals.

In contrast, each of our nominees were selected for their specific retail expertise that corresponds to issues that have historically plagued the Company and for their intense focus on creating long term, sustainable, shareholder value. Further, they represent a diverse collection of successful executives. Our slate of nominees now consists of the following:

•	Jonathan Duskin – As a principal of Macellum, Mr. Duskin brings the perspective of a large shareholder and a sense of urgency that is sorely lacking on the Board. Mr. Duskin also has strong strategic and capital allocation skills, including in cost cutting, sale leaseback transactions and share repurchase programs. Mr. Duskin also has a successful track record for creating long term, sustainable value in the retail sector, including at Citi Trends, Bed Bath & Beyond and Big Lots.

•	Margaret Jenkins – Ms. Jenkins has an extensive background in consumer marketing and retail advertising, having served as Chief Marketing Officer at Denny’s Corporation and El Pollo Loco, among others. Her significant marketing experience would be helpful to streamline and fix Kohl’s long-beleaguered loyalty and rewards programs. Ms. Jenkins also has significant apparel retail experience from serving as a director at PVH Corporation and Citi Trends, during periods of significant value creation.

•	Jeffrey Kantor – Mr. Kantor spent 36 years at Macy’s Inc., holding numerous senior leadership roles, including Chief Merchandising Officer, Chief Stores & Human Resources Officer and Chairman of macys.com. As such, he has been a leader in the discretionary retail arena for decades and is uniquely positioned to help oversee a plan of attack against Kohl’s many competitors. Mr. Kantor was also President of Macy’s home store and will bring meaningful insights to a category that Kohl’s, by their own admission, has struggled with.

•	Thomas Kingsbury – Mr. Kingsbury, as the former Chief Executive Officer of Burlington Stores, has led one of the most successful turnarounds of a retailer in the last two decades. A turnaround that likely took material share from Kohl’s during his leadership. Mr. Kingsbury has an exceptional record of creating shareholder value and is well-versed in every functional area of retailing. Mr. Kingsbury also serves as a director of Tractor Supply Company and Big Lots, among others. During his tenure at these companies, he has overseen the creation of substantial shareholder value.

•	Cynthia Murray – Ms. Murray has extensive merchandising experience in Ladies apparel and accessories, a segment that Kohl’s, by their own admission, has struggled with for many years. During her tenure as President of Chico’s, the company saw multiple years of increasing same store sales and improving profitability. Ms. Murray can make a significant contribution to oversee a customer-centric process that will result in Kohl’s finally understanding and delivering what this underserved female customer wants.

We intend to run these candidates against the following incumbent directors:

•	Steve Burd – Mr. Burd has served as a director since 2001. Over this time frame, Kohl’s has experienced material underperformance. In our view, Mr. Burd’s background as the former Chief Executive Officer of Safeway Inc. (eight years ago) gives him little relevant experience to help solve the issues that Kohl’s is struggling with in merchandising, reward programs, marketing and sourcing. Mr. Burd also serves on the Compensation Committee.

•	Jonas Prising – Mr. Prising has served as a director of Kohl’s since 2015 and is Chairman of the Compensation Committee, a role he has held since 2019. The Investor Group has significant concerns with the Company’s executive compensation structure, including that the Company has historically paid its executives based on targets that have been lowered from prior years. As Chair of the Compensation Committee, we believe Mr. Prising should be held accountable for this misalignment in compensation to executives for deteriorating results. The Investor Group also does not believe his experience, as Chief Executive Officer of ManpowerGroup, a staffing firm, is relevant retail experience to address Kohl’s underperformance.

•	John Schlifske – Mr. Schlifske has served as a director since 2011. Over this period, Kohl’s has failed to create shareholder value and has systemically missed its own stated objectives. Mr. Schlifske has spent most of his career at Northwestern Mutual Life Insurance Company, and is currently its Chairman and Chief Executive Officer. We struggle to understand the relevant retail skillset he brings to Kohl’s given his background in insurance and investments.

•	Frank Sica – Mr. Sica has served as a director since 1988 and as Chairman of the Board since 2018. Given his 33 year tenure, we believe Mr. Sica has lost his independent perspective. We also find Mr. Sica’s career as an investment banker and private equity investor to lack the requisite retail operational experience necessary to oversee a turnaround of Kohl’s. Further, given Mr. Sica’s background, we are surprised that so little was done under his leadership to create value through non-operational areas like balance sheet optimization and capital allocation. Mr. Sica also served as the prior Chair of the Compensation Committee from 2008 to 2019.

•	Stephanie Streeter – Ms. Streeter has served on the Board since 2007 and is currently Chair of the Audit Committee. As the former Chief Executive Officer of Libbey, Inc, a glassware manufacturer, the Investor Group does not believe Ms. Streeter brings relevant retail experience necessary to oversee the turnaround of Kohl’s. Further, as the Audit Committee’s Chair since 2017, we believe Ms. Streeter should bear responsibility for overseeing the creation of financial plan and shareholder guidance that the Company has been repeatedly unable to achieve.

We remain open to constructive dialogue with the Company aimed at achieving a positive resolution for all Kohl’s shareholders. However, we are convinced that based on the Company’s historical underperformance, without significant Board change, Kohl’s will continue to miss the mark with its customers and be unable to bring cost cuts to the bottom line or efficiently allocate capital, resulting in shareholders continuing to suffer subpar long-term return.”

Additional information can be found at https://createvalueatkohls.com/.

About Macellum

Macellum Advisors GP, LLC, together with its affiliates (collectively, “Macellum”) have substantial experience investing in consumer and retail companies and assisting such companies in improving their long-term financial and stock price performance. Macellum’s historical investments include: Collective Brands, GIII Apparel Group, Hot Topic, Charming Shoppes and Warnaco, among other companies. Macellum prefers to constructively engage with management to improve its governance and performance for the benefit of all stockholders, as we did with Perry Ellis. However, when management is entrenched, Macellum has run successful proxy contests to effectuate meaningful change, including at The Children’s Place Inc., Christopher & Banks Corporation, Citi Trends, Inc. Bed Bath and Beyond Inc. and most recently at Big Lots, Inc.

About Ancora

Ancora Holdings, Inc. is an employee owned, Cleveland, Ohio based holding company which wholly owns four separate and distinct SEC Registered Investment Advisers and a broker dealer. Ancora Advisors LLC specializes in customized portfolio management for individual investors, high net worth investors, investment companies (mutual funds), and institutions such as pension/profit sharing plans, corporations, charitable & “Not-for Profit” organizations, and unions. Ancora Family Wealth Advisors, LLC is a leading, regional investment and wealth advisor managing assets on behalf families and high net-worth individuals. Ancora Alternatives LLC specializes in pooled investments (hedge funds/investment limited partnerships). Ancora Retirement Plan Advisors, Inc. specializes in providing non-discretionary investment guidance for small and midsize employer sponsored retirement plans. Inverness Securities, LLC is a FINRA registered Broker Dealer.

About Legion Partners

Legion Partners is a value-oriented investment manager based in Los Angeles, with a satellite office in Sacramento, CA. Legion Partners seeks to invest in high-quality businesses that are temporarily trading at a discount, utilizing deep fundamental research and long-term shareholder engagement. Legion Partners manages a concentrated portfolio of North American small-cap equities on behalf of some of the world’s largest institutional and HNW investors.

About 4010 Capital

4010 Capital is a value-oriented investment manager with substantial experience investing in the consumer discretionary sector. 4010 Capital employs comprehensive fundamental analysis to invest in companies which it believes are trading at a discount to intrinsic value and have a pathway to improving operating performance.

Contacts

Media:

Sloane & Company

Dan Zacchei / Joe Germani

dzacchei@sloanepr.com / jgermani@sloanepr.com

Investor:

Saratoga Proxy Consulting LLC

John Ferguson / Joe Mills

info@saratogaproxy.com

(212) 257-1311

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Macellum Badger Fund, LLC, a Delaware limited partnership (“Macellum Badger”), Legion Partners Holdings, LLC, a Delaware limited liability company (“Legion Partners Holdings”) Ancora Holdings, Inc., an Ohio corporation (“Ancora Holdings”) and 4010 Capital, LLC, a Delaware limited liability company (“4010 Capital”), together with the other participants named herein, intend to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2021 annual meeting of shareholders of Kohl’s Corporation, a Wisconsin corporation (the “Company”).

MACELLUM BADGER, LEGION PARTNERS HOLDINGS, ANCORA HOLDINGS AND 4010 CAPITAL STRONGLY ADVISE ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.

The participants in the proxy solicitation are anticipated to be Macellum Badger, Macellum Badger Fund II, LP, a Delaware limited partnership (“Macellum Badger II”), Macellum Advisors, LP, a Delaware limited partnership (“Macellum Advisors”), Macellum Advisors GP, LLC, a Delaware limited liability company (“Macellum GP”), Jonathan Duskin, Legion Partners Holdings, Legion Partners, L.P. I, a Delaware limited partnership (“Legion Partners I”), Legion Partners, L.P. II, a Delaware limited partnership (“Legion Partners II”), Legion Partners Special Opportunities, L.P. XV, a Delaware limited partnership (“Legion Partners Special XV”), Legion Partners, LLC, a Delaware limited liability company (“Legion LLC”), Legion Partners Asset Management, LLC, a Delaware limited liability company (“Legion Partners Asset Management”), Christopher S. Kiper, Raymond T. White, Ancora Holdings, Ancora Catalyst Institutional, LP, a Delaware limited partnership (“Ancora Catalyst Institutional”), Ancora Catalyst, LP, a Delaware limited partnership (“Ancora Catalyst”), Ancora Merlin, LP, a Delaware limited partnership (“Ancora Merlin”), Ancora Merlin Institutional, LP, a Delaware limited partnership (“Ancora Merlin Institutional”), Ancora Catalyst SPV I LP Series M (“Ancora SPV I Series M”), a series of Ancora Catalyst SPV I LP, a Delaware limited partnership (“Ancora SPV I”), Ancora Catalyst SPV I LP Series N, a series of Ancora SPV I (“Ancora SPV I Series N”), Ancora Catalyst SPV I LP Series O, a series of Ancora SPV I (“Ancora SPV I Series O”), Ancora Catalyst SPV I LP Series P, a series of Ancora SPV I (“Ancora SPV I Series P”), Ancora Catalyst SPV I SPC Ltd Segregated Portfolio G, a Cayman Islands segregated portfolio company (“Ancora Segregated Portfolio G”), Ancora Advisors, LLC, a Nevada limited liability company (“Ancora Advisors”), Ancora Alternatives LLC, an Ohio limited liability company (“Ancora Alternatives”), Ancora Family Wealth Advisors, LLC, an Ohio limited liability company (“Ancora Family Wealth”), The Ancora Group Inc., an Ohio corporation (“Ancora Inc.”), Inverness Holdings, LLC, a Delaware limited liability company (“Inverness Holdings”), Frederick DiSanto, 4010 Partners, LP, a Delaware limited partnership (“4010 Partners”), 4010 Capital, LLC, a Delaware limited liability company (“4010 Capital”), 4010 General Partner, LLC, a Delaware limited liability company (“4010 General Partner”), Steven E. Litt, Margaret L. Jenkins, Jeffrey A. Kantor, Thomas A. Kingsbury and Cynthia S. Murray.

As of the date hereof, Macellum Badger directly beneficially owns 273,611 shares of Common Stock, par value $0.01 par value per share, of the Company (the “Common Stock”), including 56,400 shares underlying long call options currently exercisable and 1,000 shares in record name. As of the date hereof, Macellum Badger II directly beneficially owns 8,443,121 shares of Common Stock including 1,943,600 shares underlying long call options currently exercisable. As the investment manager of Macellum Badger and Macellum Badger II, Macellum Advisors may be deemed to beneficially own the 273,611 shares of Common Stock beneficially directly owned by Macellum Badger, including 56,400 shares underlying long call options currently exercisable and 8,443,121 shares of Common Stock beneficially owned directly by Macellum Badger II, including 1,943,600 shares underlying long call options currently exercisable. As the general partner of Macellum Badger, Macellum Badger II and Macellum Advisors, Macellum GP may be deemed to beneficially own the 273,611 shares of Common Stock beneficially owned directly by Macellum Badger, including 56,400 shares underlying long call options currently exercisable and 8,443,121 shares of Common Stock beneficially owned directly by Macellum Badger II, including 1,943,600 shares underlying long call options currently exercisable. As the sole member of Macellum GP, Mr. Duskin may be deemed to beneficially own the 273,611 shares of Common Stock beneficially owned directly by Macellum Badger, including 56,400 shares underlying long call options currently exercisable and 8,443,121 shares of Common Stock beneficially owned directly by Macellum Badger II, including 1,943,600 shares underlying long call options currently exercisable.

As of the date hereof, Legion Partners I directly beneficially owns 1,891,990 shares of Common Stock, including 567,900 shares underlying long call options, Legion Partners II directly beneficially owns 111,360 shares of Common Stock, including 43,000 shares underlying long call options, Legion Partners Special XV directly beneficially owns 108,400 shares of Common Stock, including 25,900 shares underlying long call options, and Legion Partners Holdings directly beneficially owns 100 shares of common stock of the Company in record name and as the sole member of Legion Partners Asset Management and sole member of Legion LLC, Legion Partners Holdings may also be deemed to beneficially own the 1,891,990 shares of Common Stock beneficially owned directly by Legion Partners I, including 567,900 shares underlying long call options, 111,360 shares of Common Stock beneficially owned directly by Legion Partners II, including 43,000 shares underlying long call options, and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options. As the general partner of each of Legion Partners I and Legion Partners II and co-general partner of Legion Partners Special XV, Legion LLC may be deemed to beneficially own the 1,891,990 shares of Common Stock beneficially owned directly by Legion Partners I, including 567,900 shares underlying long call options, 111,360 shares of Common Stock beneficially owned directly by Legion Partners II, including 43,000 shares underlying long call options, and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options. As the investment advisor of each of Legion Partners I, Legion Partners II and Legion Partners Special XV, Legion Partners Asset Management may be deemed to beneficially own the 1,891,990 shares of Common Stock beneficially owned directly by Legion Partners I, including 567,900 shares underlying long call options, 111,360 shares of Common Stock beneficially owned directly by Legion Partners II, including 43,000 shares underlying long call options, and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options. As a managing director of Legion Partners Asset Management and managing member of Legion Partners Holdings, Mr. Kiper may be deemed to beneficially own the 1,891,990 shares of Common Stock beneficially owned directly by Legion Partners I, including 567,900 shares underlying long call options, 111,360 shares of Common Stock beneficially owned directly by Legion Partners II, including 43,000 shares underlying long call options, and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options and 100 shares of Common Stock beneficially owned directly by Legion Partners Holdings. As a managing director of Legion Partners Asset Management and managing member of Legion Partners Holdings, Mr. White may be deemed to beneficially own the 1,891,990 shares of Common Stock beneficially owned directly by Legion Partners I, including 567,900 shares underlying long call options, 111,360 shares of Common Stock beneficially owned directly by Legion Partners II, including 43,000 shares underlying long call options, and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options and 100 shares of Common Stock beneficially owned directly by Legion Partners Holdings.

As of the date hereof, Ancora Catalyst Institutional directly beneficially owns 553,445 shares of Common Stock, including 113,200 shares underlying long call options. As of the date hereof, Ancora Catalyst directly beneficially owns 43,867 shares of Common Stock, including 9,600 shares underlying long call options. As of the date hereof, Ancora Merlin Institutional directly beneficially owns 549,030 shares of Common Stock, including 113,200 shares underlying long call options. As of the date hereof, Ancora Merlin directly beneficially owns 48,283 shares of Common Stock, including 9,600 shares underlying long call options. As of the date hereof, Ancora SPV I Series M directly beneficially owns 601,401 shares of Common Stock, including 116,800 shares underlying long call options. As of the date hereof, Ancora SPV I Series N directly beneficially owns 424,050 shares of Common Stock, including 80,800 shares underlying long call options. As of the date hereof, Ancora SPV I Series O directly beneficially owns 417,670 shares of Common Stock, including 79,600 shares underlying long call options. As of the date hereof, Ancora SPV I Series P directly beneficially owns 423,820 shares of Common Stock, including 85,200 shares underlying long call options. As of the date hereof, Ancora Segregated Portfolio G directly beneficially owns 592,000 shares of Common Stock, including 122,000 shares underlying long call options. As of the date hereof, 422,259 shares of Common Stock were held in a certain managed account for which Ancora Advisors serves as the investment adviser to (the “Ancora Advisors SMA”), including 103,800 shares underlying long call options. As of the date hereof, 7,198 shares of Common Stock were held in a certain managed account for which Ancora Family Wealth serves as the investment advisor of certain separately managed accounts (the “SMAs”). As the investment adviser to the Ancora Advisors SMA, Ancora Advisors may be deemed to beneficially own the 422,259 shares of Common Stock held in the Ancora Advisors SMA, including 103,800 shares underlying long call options. As the investment adviser to each of Ancora Catalyst Institutional, Ancora Catalyst, Ancora Merlin, Ancora Merlin Institutional, Ancora SPV I Series M, Ancora SPV I Series N, Ancora SPV I Series O, Ancora SPV I Series P and Ancora Segregated Portfolio G, Ancora Alternatives may be deemed to beneficially own the 553,445 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, including 113,200 shares underlying long call options, 43,867 shares of Common Stock beneficially owned directly by Ancora Catalyst, including 9,600 shares underlying long call options, 48,283 shares of Common Stock beneficially owned directly by Ancora Merlin, including 9,600 shares underlying long call options, 549,030 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, including 113,200 shares underlying long call options, 601,401 shares of Common Stock beneficially owned directly by Ancora SPV I Series M, including 116,800 shares underlying long call options, 424,050 shares of Common Stock beneficially owned directly by Ancora SPV I Series N, including 80,800 shares underlying long call options, 417,670 shares of Common Stock beneficially owned directly by Ancora SPV I Series O, including 79,600 shares underlying long call options, 423,820 shares of Common Stock beneficially owned directly by Ancora SPV I Series P, including 85,200 shares underlying long call options and 592,000 shares of Common Stock beneficially owned directly by Ancora Segregated Portfolio G, including 122,000 shares underlying long call options. As the investment adviser to the SMAs, Ancora Family Wealth may be deemed to beneficially own the 7,198 shares of Common Stock held in the SMAs. As the sole member of Ancora Advisors, Ancora Inc. may be deemed to beneficially own the 422,259 shares of Common Stock held in the Ancora Advisors SMA, including 103,800 Shares underlying long call options currently exercisable. As the sole member of Ancora Family Wealth, Inverness Holdings may be deemed to beneficially own the 7,198 shares of Common Stock held in Ancora Family Wealth. As the sole member of each of Ancora Alternatives and Inverness Holdings and the sole shareholder of Ancora Inc., Ancora Holdings may be deemed to beneficially own the 553,445 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, including 113,200 shares underlying long call options, 43,867 shares of Common Stock beneficially owned directly by Ancora Catalyst, including 9,600 shares underlying long call options, 48,283 shares of Common Stock beneficially owned directly by Ancora Merlin, including 9,600 shares underlying long call options, 549,030 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, including 113,200 shares underlying long call options, 601,401 shares of Common Stock beneficially owned directly by Ancora SPV I Series M, including 116,800 shares underlying long call options, 424,050 shares of Common Stock beneficially owned directly by Ancora SPV I Series N, including 80,800 shares underlying long call options, 417,670 shares of Common Stock beneficially owned directly by Ancora SPV I Series O, including 79,600 shares underlying long call options, 423,820 shares of Common Stock beneficially owned directly by Ancora SPV I Series P, including 85,200 shares underlying long call options, and 592,000 shares of Common Stock beneficially owned directly by Ancora Segregated Portfolio G, including 122,000 shares underlying long call options, 422,259 shares of Common Stock held in the Ancora Advisors SMA, including 103,800 Shares underlying long call options currently exercisable and 7,198 shares of Common Stock held in the SMAs. As the Chairman and Chief Executive Officer of Ancora Holdings, Mr. DiSanto may be deemed to beneficially own the 553,445 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, including 113,200 shares underlying long call options, 43,867 shares of Common Stock beneficially owned directly by Ancora Catalyst, including 9,600 shares underlying long call options, 48,283 shares of Common Stock beneficially owned directly by Ancora Merlin, including 9,600 shares underlying long call options, 549,030 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, including 113,200 shares underlying long call options, 601,401 shares of Common Stock beneficially owned directly by Ancora SPV I Series M, including 116,800 shares underlying long call options, 424,050 shares of Common Stock beneficially owned directly by Ancora SPV I Series N, including 80,800 shares underlying long call options, 417,670 shares of Common Stock beneficially owned directly by Ancora SPV I Series O, including 79,600 shares underlying long call options, 423,820 shares of Common Stock beneficially owned directly by Ancora SPV I Series P, including 85,200 shares underlying long call options, and 592,000 shares of Common Stock beneficially owned directly by Ancora Segregated Portfolio G, including 122,000 shares underlying long call options, 422,259 shares of Common Stock held in the Ancora Advisors SMA, including 103,800 Shares underlying long call options currently exercisable and 7,198 shares of Common Stock held in the SMAs.

As of the date hereof, 4010 Partners directly beneficially owns 39,000 shares of Common Stock, including 11,000 shares underlying long call options. As the investment manager of 4010 Partners and co-general partner of Legion Partners Special XV, 4010 Capital may be deemed to beneficially own the 39,000 shares of Common Stock beneficially owned directly by 4010 Partners, including 11,000 shares underlying long call options and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options. As the general partner of 4010 Partners, 4010 General Partner may be deemed to beneficially own the 39,000 shares of Common Stock beneficially owned directly by 4010 Partners, including 11,000 shares underlying long call options. As a managing director of 4010 Capital, Mr. Litt may be deemed to beneficially own the 39,000 shares of Common Stock beneficially owned directly by 4010 Partners, including 11,000 shares underlying long call options and 108,400 shares of Common Stock beneficially owned directly by Legion Partners Special XV, including 25,900 shares underlying long call options.

As of the date hereof, none of Margaret L. Jenkins, Jeffrey A. Kantor, Thomas A. Kingsbury or Cynthia S. Murray own beneficially or of record any securities of the Company.

Item 2: Also on March 11, 2021, the Investor Group updated the website www.createvalueatkohls.com, copies of the webpages are set forth below: